Third Quarter 2020 Investor Presentation

Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Currently, the most important factor that could cause Renasant’s actual results to differ materially from those in forward-looking statements is the continued impact of the COVID-19 pandemic and related governmental measures to respond to the pandemic on the U.S. economy and the economies of the markets in which we operate. In this presentation, we have addressed the historical impact of the pandemic on our operations and set forth certain expectations regarding the COVID-19 pandemic’s future impact on our business, financial condition, results of operations, liquidity, asset quality, capital, cash flows and prospects. We believe these statements about future events and conditions in light of the COVID-19 pandemic are reasonable, but these statements are based on assumptions regarding, among other things, how long the pandemic will continue, the duration, extent and effectiveness of the governmental measures implemented to contain the pandemic and ameliorate its impact on businesses and individuals throughout the United States, and the impact of the pandemic and the government’s virus containment measures on national and local economies, all of which are out of our control. If the assumptions underlying these statements about future events prove to be incorrect, Renasant’s business, financial condition, results of operations, liquidity, asset quality, capital, cash flows and prospects may be materially different from what is presented in our forward-looking statements. Important factors other than the COVID-19 pandemic currently known to us that could cause actual results to differ materially from those in forward-looking statements include the following: (i) our ability to efficiently integrate acquisitions into operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe management anticipated; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards, such as the adoption of the CECL model on January 1, 2020; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) natural disasters, epidemics and other catastrophic events in our geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond our control. The COVID-19 pandemic has exacerbated, and is likely to continue to exacerbate, the impact of any of these factors on us. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2

Overview Summary Balance Sheet Loans and Deposits by State Assets: $14.8 billion Loans Loans: 11.1 Deposits: 11.9 Equity: 2.1 TN MS 20% 25% (1) YTD Total Revenue AL GA 18% 2% 32% FL 5% 24% Deposits 3% 71% TN 14% MS 38% GA Community Bank Wealth Management 34% AL Mortgage Insurance FL 11% 3% 3 Note: Financial data as of September 30, 2020 (1) Total revenue is calculated as net interest income plus noninterest income.

Renasant Footprint Over 200 banking, lending, wealth management and insurance offices Winston-Salem Nashville 81 Knoxville Greensboro 95 40 TENNESSEE Raleigh 77 ARKANSAS 24 75 Charlotte NORTH CAROLINA Memphis Chattanooga Greenville 40 Huntsville 85 Tupelo 65 Columbia Wilmington Birmingham Atlanta 95 20 SOUTH CAROLINA GEORGIA MISSISSIPPI ALABAMA Charleston 20 Columbus Jackson Montgomery 75 Savannah 59 65 Branch (168) Loan Production Office (7) Mobile Mortgage (21) 55 10 Tallahassee Insurance (8) Jacksonville LOUISIANA Financial Services (2) 95 FLORIDA Orlando 4

Market Growth Since 2010 American Trust First M&F KeyWorth Bank Brand Group Bank (1) Corporation Atlanta, GA Holdings, Inc. Roswell, GA Kosciusko, MS Lawrenceville, GA Crescent Bank and Trust (1) Heritage Metropolitan Jasper, GA RBC (USA) Financial BancGroup, Inc. Trust Unit Group, Inc. Ridgeland, MS Birmingham, Albany, GA Acquisitions AL 2010 2011 2012 2013 2015 2016 2017 2018 2019  Maryville, TN  Mobile, AL  Destin, FL  Columbus, MS  Jonesborough,  TN Pensacola, FL  Fairhope, AL De novo  Montgomery,  Bristol, TN AL  Johnson City,  Starkville, MS TN  Tuscaloosa, AL 5 (1) FDIC-assisted transaction

Third Quarter Highlights • Adjusted Pre-Provision Net Revenue (1) of $63.17 million, with net income of $29.99 million • Mortgage banking income of $49.71 million • Issued $100 million 4.50% fixed-to-floating rate subordinated debt due 2035 • Allowance for credit losses to total loans, excluding Paycheck Protection Program (“PPP”) loans, increased to 1.72% • Net charge-offs of $389 thousand and nonperforming loans to total loans excluding PPP loans of 0.47% • Loans on deferral decreased from 21.5% as of June 30, 2020 to 5.1% as of September 30, 2020 and 2.4% as of October 31, 2020 (1) Adjusted Pre-Provision Net Revenue is a non-GAAP financial measure. See slide 36 in the appendix for a description of the exclusions and a reconciliation of this 6 non-GAAP financial measure to GAAP.

Financial Condition

Balance Sheet Growth Total Assets Total Loans excluding Loans Held for Sale $16,000 $12,000 $11,085 12000 $14,000 1 PPP10000 $10,000 $1,308 $12,000 $10,000 $8,000 8000 $8,000 $14,809 $6,000 6000 $13,401 $6,000 $12,935 $9,083 $9,690 $9,777 $9,830 $4,000 4000 $4,000 $8,700 $7,620 $6,203 $2,000 2000 $2,000 $0 $0 0 2016 2017 2018 2019 Q3 2020 2016 2017 2018 2019 Q3 2020 Total Deposits Total Equity $14,000 $2,500 $12,000 $2,000 $10,000 $1,500 $8,000 $6,000 $11,934 $1,000 $2,044 $2,126 $2,104 $10,129 $10,213 $4,000 $7,921 $1,515 $7,059 $1,233 $500 $2,000 $0 $0 2016 2017 2018 2019 Q3 2020 2016 2017 2018 2019 Q3 2020 8 1 Green bar represents PPP loans outstanding as of September 30, 2020 Note: Dollars in millions

Tangible Book Value Per Share $20.20 $20.16 $18.21 $17.83 $16.65 $13.95 $13.13 $12.21 $11.76 $11.51 $11.09 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2020 9 Tangible Book Value Per Share is a non-GAAP financial measure. See slide 44 in the appendix for descriptions of exclusions and reconciliations of this non-GAAP financial measure to GAAP.

Loans and Yields 5.29% 5.11% 4.93% 5.01% 4.82% 4.31% 4.69% 4.09% 4.24% 4.06% $10,997 $11,085 $9,769 $9,314 $9,690 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I PPP Loan Yield Core Loan Yield** Note: Dollars in millions 10 * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 41 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Loan Portfolio Composition Loan Portfolio Highlights as of September 30, 2020 At September 30, 2020, loans held for investment totaled $11.1 billion • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Average loan size is approximately $112,000 Consumer o Diversified commercial portfolio and Leases Const 3% C&I 8% • Line utilization has trended downward over the last Owner 14% two quarters Occupied 1-4 Family 17% 28% • Minimal exposure to Energy sector • Approximately 93% of loans are in footprint • Rate sensitivity, excluding PPP: • 35% variable rate Land Dev Multifamily • 14% adjustable rate 2% 4% • 51% fixed rate Non Owner Occupied 24% *Chart excludes PPP loans of $1.3 billion 11

Diversified Commercial Loan Portfolio $6.35 Billion(1) of Commercial Loans Commercial Portfolio Highlights • Granular commercial portfolio Industries < 3% of Construction, $375, focused on relationship-based Portfolio, $1,224, 6% Retail Trade, $811, lending 19% 13% • Diversified as to industry and C-Store, $241, 4% geography Real Estate and Rental and Restaurants & Food Leasing, $686, 11% • Average loan size = $415,000 Services, $268, 4% Finance and Insurance, $294, 5% Office, $639, Manufacturing, $311, 10% 5% Hospitality & Health Care and Accommodations, $344, Multi Family, $521, Social Assistance, 5% 8% $634, 10% *Dollars in millions Note: Financial data as of September 30, 2020 12 (1) Excludes PPP loans

ADC and CRE Loan Concentration Levels ADC Loans as a Percentage of CRE Loans (Const. & Perm) as a Percentage of Total Bank Risk Based Capital Total Bank Risk Based Capital 100% 300% 83% 83% 81% 80% 78% 79% 78% 250% 80% 73% 200% 60% 150% 40% 100% 20% 50% 0% 0% 13

Deposit Mix and Pricing 0.84% 0.76% $11,846 $11,934 0.72% $10,286 $10,213 $10,412 0.49% 0.40% 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Noninterest-bearing Interest-bearing Savings Time Cost of deposits 14 Note: Dollars in millions

Core Deposit Funding Deposits as of September 30, 2020 ($11.9 Billion) Cost of Funds 2019 1Q20 2Q20 3Q20 Noninterest-bearing demand - - - - Interest-bearing demand 0.86% 0.75% 0.43% 0.36% Savings 0.19% 0.15% 0.09% 0.08% Time deposits 1.71% 1.71% 1.62% 1.42% Borrowed funds 4.17% 2.46% 1.73% 2.20% Total Cost of funds 0.93% 0.85% 0.59% 0.50% 12% 4% 31% • 96% of total deposits are considered core deposits (all 7% deposits other than time deposits > $250,000) • Top 20 largest deposit relationships represent approximately 10% of total deposits • Brokered deposits represent less than 0.01% of total deposits • Over $1.0B of deposits are scheduled to reprice over the 46% next six months Noninterest-bearing Interest-bearing Savings Time < $250,000 15

Capital Position Regulatory Capital as of September 30, 2020 Capital Highlights • The Board approved a new $50 million stock repurchase program on October 20, 2020 (the previous program having just expired); however, no current intent to repurchase stock. • Consistent dividend payment history, including through the 2008 financial crisis. • In September 2020, the Company issued $100 million 4.50% fixed-to-floating rate subordinated Common notes due 2035 that qualify as tier 2 capital. Equity Tier 1 $1,174 Tier 1 $1,281 Trust Preferred $107 ACL $125 Tier 2 Subordinated Notes $212 $338 1 16 Note: Dollars in millions

Capital Ratios Strong Capital Position Minimum to be Well Ratio 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Capitalized Tangible Common 9.46% 9.25% 8.48% 7.97% 8.19% N/A Equity* Leverage 10.56 10.37 9.90 9.12 9.17 5.00% Tier 1 Risk Based 12.40 12.14 11.63 11.69 11.79 8.00 Total Risk Based 14.07 13.78 13.44 13.72 14.89 10.00 Tier 1 Common 11.36 11.12 10.63 10.69 10.80 6.50 Equity PPP impact as of September 30, 2020 Tangible common equity* -0.85% Leverage -0.94% * Tangible Common Equity is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. 17

Dividend History Annually Quarterly $1.00 $0.25 $0.90 $0.80 $0.20 $0.70 $0.60 $0.15 $0.50 $0.40 $0.10 $0.30 $0.20 $0.05 $0.10 $0.00 $0.00 18

Asset Quality

Asset Quality Loans 30-89 Days Past Due/ Classified Loans/Total Loans(1) (1) Total Loans $300,000 4.00% $100,000 2.00% $250,000 2.25% 3.00% $75,000 1.50% $200,000 $150,000 2.00% $50,000 1.00% $100,000 $25,000 0.50% 1.00% 0.17% $50,000 $- 0.00% $- 0.00% 3Q 4Q 1Q 2Q 3Q 3Q 4Q 1Q 2Q 3Q 2019 2019 2020 2020 2020 2019 2019 2020 2020 2020 30-89 DPD % of Total Loans, excl. PPP Classified Loans % of Total Loans, excl. PPP 20 Note: Dollars in thousands (1) PPP loans excluded from the balance of “Total Loans”.

Asset Quality NPAs/Total Assets(1) Net Charge-offs/Average Loans(1) $150,000 3.00% $20,000 0.40% $125,000 2.50% $15,000 0.30% $100,000 2.00% $75,000 1.50% $10,000 0.20% 0.40% $50,000 1.00% $5,000 0.10% $25,000 0.50% 0.01% $- 0.00% $- 0.00% 3Q 4Q 1Q 2Q 3Q 3Q 4Q 1Q 2Q 3Q 2019 2019 2020 2020 2020 2019 2019 2020 2020 2020 Nonperforming loans OREO % of Assets Net charge-offs % of Avg Loans 21 Note: Dollars in thousands (1) PPP loans excluded from the balance of “Total Assets” and “Average Loans”.

Asset Quality Allowance/Total Loans Allowance/Nonperforming Loans $175,000 1.72% 2.00% $175,000 500% $150,000 $150,000 400% $125,000 1.50% $125,000 300% $100,000 $100,000 1.00% $75,000 $75,000 200% $50,000 $50,000 100% 0.50% $25,000 $25,000 $- 0% $- 0.00% 3Q 4Q 1Q 2Q 3Q 2019 2019 2020 2020 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Allowance % of Total Loans, excl. PPP Allowance % of Total NPLs • Adopted CECL effective January 1, 2020. • Loan purchase discount of $30.1 million (31 bps of total loans excl. PPP) remaining as of September 30, 2020. • 2.03% total loss absorption capacity (total allowance plus loan purchase discount remaining) as of September 30, 2020 excluding PPP loans. 22 Note: Dollars in thousands

ACL Summary 1/1/2020 3/31/20206/30/2020 9/30/2020 ACL as a % ACL as a % ACL as a % ACL as a % ($ in thousands) ACL of Loans ACL of Loans ACL of Loans ACL of Loans SBA Paycheck Protection Program - - - - - - - - Commercial, Financial, Agricultural $ 22,009 1.61 $ 25,937 1.82 $ 30,685 2.26 $ 38,195 2.85 Lease Financing Receivables 1,431 1.75 1,588 1.88 1,812 2.24 1,832 2.21 Real Estate - 1-4 Family Mortgage 24,128 0.84 27,320 0.96 29,401 1.05 32,705 1.18 Real Estate - Commercial Mortgage 29,283 0.69 44,237 1.03 60,061 1.36 70,582 1.54 Real Estate - Construction 8,534 1.03 10,924 1.39 12,538 1.58 13,819 1.79 Installment loans to individuals 9,261 3.06 10,179 3.21 10,890 3.83 10,965 4.51 Allowance for Credit Losses on Loans 94,646 0.98 120,185 1.23 145,387 1.32 168,098 1.52 Reserve for Unfunded Commitments 11,335 14,735 17,335 20,035 Total Allowance for Credit Losses $ 105,981 $ 134,920 $ 162,722 $ 188,133 ACL on Total Loans excluding PPP loans 0.98 1.23 1.50 1.72 (in thousands) ACL Considerations: Credit Costs • Increased provision and reserve during the year are qualitatively Provision for Credit Losses Expense for Unfunded Cmmt driven by the uncertainty around the COVID-19 pandemic with forecasted limited GDP lower GDP levels (relative to pre- $26,350 $26,900 pandemic levels) and elevated unemployment rates projected for $23,100 the remainder of 2020 and into 2021 and 2022 and a potential prolonged economic recovery. • The potential benefits of the CARES Act stimulus package (i.e., PPP loan program, stimulus checks to individual households and $3,400 $2,600 $2,700 enhanced unemployment benefits) as well as internal programs implemented to assist customers were also considered when 1Q 2020 2Q 2020 3Q 2020 developing the estimate. 23

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 1.79% 1.65% 1.68% 1.49% 1.34% $65.6 $63.2 $53.5 $49.6 $45.0 $37.4 $38.4 $30.0 $20.1 $2.0 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Net Income Adj. PPNR (non-GAAP) Adj. PPNR Avg. Assets (non-GAAP) Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted PPNR/Average Assets are non GAAP financial measures. See slides 36 and 37 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 25

Diluted Earnings per Share $0.70 $.68 $.67 $.64 $.65 $0.60 $.52 $.53 $.53 $0.50 $0.40 $.36 $0.30 $.20 $0.20 $0.10 $.04 $- 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 EPS (GAAP) EPS (Adjusted)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 38 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP. 26

Profitability Ratios Return on Average Assets (ROAA) Return on Tangible Equity (ROTCE) 1.40% 16.00% 1.23% 14.23% 1.16% 1.16% 14.00% 13.41% 1.20% 1.13% 12.00% 1.00% 11.01% 10.81% 10.00% 0.80% 0.80% 0.79% 0.80% 8.00% 6.97% 7.15% 0.60% 0.55% 6.00% 5.63% 4.41% 0.40% 0.33% 3.85% 4.00% 0.20% 2.00% 0.06% 0.38% 0.00% 0.00% 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 ROAA (GAAP) ROAA (Adjusted)* ROE (GAAP) ROTCE (Adjusted)* * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measure. See slides 37 and 39 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measure to GAAP. 27

Net Interest Income (TE) & Net Interest Margin 3.98% 3.90% 3.75% 3.75% 3.38% 3.29% 3.66% 3.56% 3.26% 3.23% $110.9 $110.3 $108.3 $107.5 $107.9 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Core NII (Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income and Core Net Interest Margin are non-GAAP financial measures. See slide 40 in the appendix for a description of exclusions anda reconciliation of these non-GAAP financial measures to GAAP. 28

Noninterest Income $70,928 $64,170 MORTGAGE HIGHLIGHTS 3Q19 2Q20 3Q20 Locked Volume $1.1 bill $1.7 bill $1.7 bill Wholesale % 38 41 41 Retail % 62 59 59 $37,953 $37,456 $37,570 Purchase % 60 50 55 Refinance % 40 50 45 ($ in thousands) 3Q19 2Q20 3Q20 Gain on sales of loans, net$ 14,627 $ 46,560 $ 45,985 Fees, net 3,725 5,309 5,367 Mortgage servicing income, net 490 (1,428) (2,466) MSR valuation adjustment (3,132) (4,951) 828 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Mortgage banking income, net$ 15,710 $ 45,490 $ 49,714 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other 29 Note: Dollars in thousands

Efficiency Ratio 79% 69% 69% 65% 64% 65% 63% 64% 61% 63% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Efficiency Ratio Adjusted Efficiency Ratio* *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 42 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP. 30

Appendix

Loan Deferral Program • As of September 30, 2020, approximately 5.1% of total loan portfolio, excluding PPP loans, under the deferral program • As of October 31, 2020, approximately 2.4% of total loan portfolio, excluding PPP loans, under the deferral program • Requires relationship manager to perform enhanced due diligence of borrower’s operations, financial condition, liquidity and/or cash flow during deferral period Deferrals by Category as of September 30, 2020 Average Balance Deferral Amount Deferred Category ($ in millions) ($ in thousands) Commercial, Financial, Agricultural $ 24.2 $ 465 Real Estate - 1-4 Family Mortgage 150.4 230 Installment loans to individuals 4.8 11 Real Estate - Commercial Mortgage 316.9 2,829 Real Estate - Construction 0.3 127 Lease Financing Receivables -- Total $496.6 $ 391 32

COVID-19 Impacted Portfolios • Early identification of portfolios that may be more sensitive to COVID-19 related impact • Proactively reached out to clients to understand the potential impact on their business activities • Identified Hospitality and Healthcare as continuing to be more sensitive to the negative impacts of COVID-19 as of September 30, 2020 Impacted Portfolios Portfolio Amount Percentage of Percentage of Percentage of Loan Portfolio Total Loan Portfolio Portfolio Deferred at Portfolio Deferred at (By NAICS Code) at Sept. 30, 2020 ($ in millions) at Sept. 30, 2020 (1) Sept. 30, 2020 (1) October 31, 2020 (1) Hospitality $347.8 3.6 56.2 13.2 Healthcare 697.5 7.1 8.1 4.0 33 (1) Excludes PPP loans.

Impacted Industries Hospitality Portfolio by Flag(1) Healthcare by Type(1) Independent Other 9% Assisted National Living Flags 27% 8% Marriott Offices of 32% Wyndham Physicians 3% 24% Holiday Inn (IHG) 14% Skilled Nursing Other Facilities Healthcare 6% 27% Offices of Kidney Dialysis Dentists Specialty Daycare Centers 8% Hilton Hospitals 2% 3% 34% 3% • Healthcare represents 7.1% of total loans • Hospitality represents 3.6% of total loans • Average loan size approximates $673,000 • Average loan size approximates $2.6 million • Approximately 89% of the healthcare portfolio is • Weighted average LTV approximates 58% secured by real estate 34 (1) As of September 30, 2020, excludes PPP loans.

CECL Day 1 Transition 12/31/2019 Incurred Loss 1/1/2020 CECL Adoption ALLL as a % of ACL as a % of ($ in thousands) ALLL Loans ACL Loans Commercial, Financial, Agricultural $ 10,658 0.78 $ 22,009 1.61 Lease Financing Receivables 910 1.11 1,431 1.75 Real Estate - 1-4 Family Mortgage 9,814 0.34 24,128 0.84 Real Estate - Commercial Mortgage 24,990 0.59 29,283 0.69 Real Estate - Construction 5,029 0.61 8,534 1.03 Installment loans to individuals 761 0.25 9,261 3.06 Allowance for Credit Losses on Loans 52,162 0.54 94,646 0.98 Reserve for Unfunded Commitments 946 11,335 Total Allowance for Credit Losses $ 53,108 $ 105,981 Dec 31, 2019 Day 1 CECL Jan 1, 2020 ($ in thousands) (as reported) Impact (adjusted) The Company’s regulatory capital ratios were Assets: not impacted by the day 1 adoption of CECL, Allowance for credit losses $ (52,162) $ (42,484) $ (94,646) as the Company elected to take advantage of Deferred tax assets, net 27,282 12,305 39,587 the transitional relief offered by the Federal Remaining purchase discount on loans (50,958) 5,469 (45,489) Reserve and FDIC to delay for two years the Liabilities: estimated impact of CECL on regulatory capital, followed by a three-year transitional Reserve for unfunded commitments $ 946 $ 10,389 $ 11,335 period to phase out the capital benefit Shareholders' equity: provided by the two year delay Retained earnings $ 617,355 $ (35,099) $ 582,256 Shareholders' equity to assets 15.86% -0.23% 15.63% Tangible capital ratio 9.25% -0.26% 8.99% 35

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Net income (GAAP)$ 37,446 $ 38,415 $ 2,008 $ 20,130 $ 29,992 Income taxes 11,132 9,424 773 4,637 7,612 Provision for credit losses (including unfunded commitments) 1,700 2,950 29,750 29,500 25,800 Pre-provision net revenue (non-GAAP)$ 50,278 $ 50,789 $ 32,531 $ 54,267 $ 63,404 Merger and conversion expense 24 76 - - - Debt prepayment penalties 54 - - 90 28 MSR valuation adjustment 3,132 (1,296) 9,571 4,951 (828) COVID-19 related expenses(1) - - 2,903 6,257 570 Adjusted pre-provision net revenue (non-GAAP)$ 53,488 $ 49,569 $ 45,005 $ 65,565 $ 63,174 (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and 36 cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.

Reconciliation of Non-GAAP Disclosures Return on Average Assets (Adjusted) and Adjusted Pre-Provision Net Revenue/Average Assets $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Net income (GAAP)$ 37,446 $ 38,415 $ 2,008 $ 20,130 $ 29,992 Merger and conversion expense 24 76 - - - Debt prepayment penalties 54 - - 90 28 MSR valuation adjustment 3,132 (1,296) 9,571 4,951 (828) COVID-19 related expenses(1) - - 2,903 6,257 570 Tax effect of adjustments noted above(2) (736) 241 (3,467) (2,065) 50 Net income with exclusions (non-GAAP)$ 39,920 $ 37,436 $ 11,015 $ 29,363 $ 29,812 Adjusted pre-provision net revenue (non-GAAP)(3) $ 53,488 $ 49,569 $ 45,005 $ 65,565 $ 63,174 Total average assets$ 12,846,131 $ 13,157,843 $ 13,472,550 $ 14,706,027 $ 14,928,159 Return on Average Assets (GAAP) 1.16% 1.16% 0.06% 0.55% 0.80% Return on Average Assets (Adjusted) (non-GAAP) 1.23% 1.13% 0.33% 0.80% 0.79% Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.65% 1.49% 1.34% 1.79% 1.68% (1) See slide 36 for an explanation of types of expenses included in COVID-19 related expenses. (2) Tax effect is calculated based on the respective period’s effective tax rate. (3) See slide 36 for reconciliation of Adjusted Pre-Provision Net Revenue. 37

Reconciliation of Non-GAAP Disclosures Diluted Earnings Per Share $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Net income (GAAP)$ 37,446 $ 38,415 $ 2,008 $ 20,130 $ 29,992 Merger and conversion expense 24 76 - - - Debt prepayment penalties 54 - - 90 28 MSR valuation adjustment 3,132 (1,296) 9,571 4,951 (828) COVID-19 related expenses(1) - - 2,903 6,257 570 Tax effect of adjustment noted above (736) 241 (3,467) (2,065) 50 Net income with exclusions (non-GAAP)$ 39,920 $ 37,436 $ 11,015 $ 29,363 $ 29,812 Diluted shares outstanding (average) 58,192,419 57,391,876 56,706,289 56,325,476 56,386,153 Diluted EPS (GAAP) 0.64 $ 0.67 $ 0.04 $ 0.36 $ 0.53 Diluted EPS (adjusted) (non-GAAP) 0.68 $ 0.65 $ 0.20 $ 0.52 $ 0.53 (1) See slide 36 for an explanation of types of expenses included in COVID-19 related expenses. 38

Reconciliation of Non-GAAP Disclosures Return on Average Tangible Common Equity (Adjusted) $ in thousands 3Q194Q191Q202Q203Q20 Net income (GAAP)$ 37,446 $ 38,414 $ 2,008 $ 20,130 $ 29,992 Merger and conversion expense 24 76 - - - Debt prepayment penalties 54 - - 90 28 MSR valuation adjustment 3,132 (1,296) 9,571 4,951 (828) COVID-19 related expenses(1) - - 2,903 6,257 570 Tax effect of adjustments noted above(2) (736) 241 (3,467) (2,065) 50 Net income with exclusions (non-GAAP)$ 39,920 $ 37,435 $ 11,015 $ 29,363 $ 29,812 Amortization of intangibles 1,996 1,946 1,895 1,834 1,733 Tax effect of adjustment noted above(2) (457) (383) (527) (335) (374) Tangible net income with exclusion (non-GAAP)$ 41,459 $ 38,998 $ 12,383 $ 30,862 $ 31,171 Average shareholders' equity (GAAP)$ 2,131,537 $ 2,131,342 $ 2,105,143 $ 2,101,092 $ 2,119,500 Intangibles 975,306 977,506 975,933 974,237 972,394 Average tangible shareholders' equity (non-GAAP)$ 1,156,231 $ 1,153,836 $ 1,129,210 $ 1,126,855 $ 1,147,106 Return on Average Equity (GAAP) 6.97% 7.15% 0.38% 3.85% 5.63% Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 14.23% 13.41% 4.41% 11.01% 10.81% (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning. (2) Tax effect is calculated based on the respective period’s effective tax rate. 39

Reconciliation of Non-GAAP Disclosures Core Net Interest Income and Core Net Interest Margin $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Net interest income (FTE) (GAAP)$ 110,276 $ 110,856 $ 108,316 $ 107,457 $ 107,885 Less: Net interest income collected on problem loans 905 152 218 384 282 Accretable yield recognized on purchased loans 5,510 6,661 5,469 4,700 4,949 Interest income on PPP loans - - - 5,886 7,449 Core net interest income (FTE) (non-GAAP)$ 103,861 $ 104,043 $ 102,629 $ 96,487 $ 95,205 Total average earning assets$ 10,993,645 $ 11,277,000 $ 11,609,477 $ 12,776,644 $ 13,034,422 Less: Average PPP loans - - - 866,078 1,305,229 Adjusted total average earning assets (non-GAAP)$ 10,993,645 $ 11,277,000 $ 11,609,477 $ 11,910,566 $ 11,729,193 Net interest margin (GAAP) 3.98% 3.90% 3.75% 3.38% 3.29% Core net interest margin (non-GAAP) 3.75% 3.66% 3.56% 3.26% 3.23% 40

Reconciliation of Non-GAAP Disclosures Core Loan Yield $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Loan interest income (FTE) (GAAP)$ 121,414 $ 121,752 $ 118,741 $ 113,727 $ 112,764 Less: Net interest income collected on problem loans 905 152 218 384 282 Accretable yield recognized on purchased loans 5,510 6,661 5,469 4,700 4,949 Interest income on PPP loans - - - 5,886 7,449 Adjusted loan interest income (FTE) (non-GAAP)$ 114,999 $ 114,939 $ 113,054 $ 102,757 $ 100,084 Total average loans$ 9,109,252 $ 9,457,658 $ 9,687,285 $ 10,616,147 $ 11,041,684 Less: Average PPP loans - - - 866,078 1,305,229 Adjusted total average loans (non-GAAP)$ 9,109,252 $ 9,457,658 $ 9,687,285 $ 9,750,069 $ 9,736,455 Loan yield (GAAP) 5.29% 5.11% 4.93% 4.31% 4.06% Core loan yield (non-GAAP) 5.01% 4.82% 4.69% 4.24% 4.09% 41

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio $ in thousands Q3 2019 Q4 2019 1Q20 2Q20 3Q20 Net interest income (FTE) (GAAP)$ 110,276 $ 110,856 $ 108,316 $ 107,457 $ 107,885 Total noninterest income (GAAP) 37,953 37,456 37,570 64,170 70,928 Securities gains (losses) 343 - - 31 - MSR valuation adjustment (3,132) 1,296 (9,571) (4,951) 828 Adjusted total noninterest income (non-GAAP)$ 40,742 $ 36,160 $ 47,141 $ 69,090 $ 70,100 Total income (FTE) (non-GAAP)$ 151,018 $ 147,016 $ 155,457 $ 176,547 $ 177,985 Total noninterest expense (GAAP)$ 96,500 $ 95,552 $ 115,041 $ 118,285 $ 116,510 Amortization of intangibles 1,996 1,946 1,895 1,834 1,733 Merger-related expenses 24 76 - - - Debt prepayment penalty 54 - - 90 28 Provision for unfunded commitments - - 3,400 2,600 2,700 COVID-19 related expenses - - 2,903 6,257 570 Adjusted total noninterest expense (non-GAAP)$ 94,426 $ 93,530 $ 106,843 $ 107,504 $ 111,479 Efficiency Ratio (GAAP) 65.10% 64.43% 78.86% 68.92% 65.16% Adjusted Efficiency Ratio (non-GAAP) 62.53% 63.62% 68.73% 60.89% 62.63% 42

Reconciliation of Non-GAAP Disclosures Tangible Common Equity $ in thousands 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 Actual shareholder's equity (GAAP)$ 2,119,659 $ 2,125,689 $ 2,070,512 $ 2,082,946 $ 2,104,300 Intangibles 978,390 976,943 975,048 973,214 971,481 Actual tangible shareholders' equity (non-GAAP)$ 1,141,269 $ 1,148,746 $ 1,095,464 $ 1,109,732 $ 1,132,819 Actual total assets (GAAP)$ 13,039,674 $ 13,400,618 $ 13,890,550 $ 14,897,207 $ 14,808,933 Intangibles 978,390 976,943 975,048 973,214 971,481 Actual tangible assets (non-GAAP)$ 12,061,284 $ 12,423,675 $ 12,915,502 $ 13,923,993 $ 13,837,452 PPP Loans - - - 1,281,278 1,307,972 Actual tangible assets exc. PPP loans (non-GAAP)$ 12,061,284 $ 12,423,675 $ 12,915,502 $ 12,642,715 $ 12,529,480 Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 16.26% 15.86% 14.91% 13.98% 14.21% Effect of adjustment for intangible assets 6.80% 6.61% 6.43% 6.01% 6.02% Tangible common equity ratio (non-GAAP) 9.46% 9.25% 8.48% 7.97% 8.19% Effect of adjustment for PPP - - - -0.81% -0.85% Tangible common equity ratio exc. PPP loans (non-GAAP) 9.46% 9.25% 8.48% 8.78% 9.04% 43

Reconciliation of Non-GAAP Disclosures Tangible Book Value $ in thousands 2010 2011 2012 2013 2014 2015 2016 Actual shareholder's equity (GAAP)$ 469,509 $ 487,202 $ 498,208 $ 665,652 $ 711,651 $ 1,036,818 $ 1,232,883 Intangibles 191,867 192,326 190,925 304,330 297,330 474,682 494,608 Actual tangible shareholders' equity (non-GAAP)$ 277,642 $ 294,876 $ 307,283 $ 361,322 $ 414,321 $ 562,136 $ 738,275 Tangible Book Value Shares Outstanding 25,043,112 25,066,068 25,157,637 31,387,668 31,545,145 40,293,291 44,332,273 Book Value (GAAP)$ 18.75 $ 19.44 $ 19.80 $ 21.21 $ 22.56 $ 25.73 $ 27.81 Tangible Book Value (non-GAAP)$ 11.09 $ 11.76 $ 12.21 $ 11.51 $ 13.13 $ 13.95 $ 16.65 $ in thousands 2017 2018 2019 3Q 2020 Actual shareholder's equity (GAAP)$ 1,514,983 $ 2,043,913 $ 2,125,689 $ 2,104,300 Intangibles 635,556 977,793 976,943 971,481 Actual tangible shareholders' equity (non-GAAP)$ 879,427 $ 1,066,120 $ 1,148,746 $ 1,132,819 Tangible Book Value Shares Outstanding 49,321,231 58,546,480 56,855,002 56,193,705 Book Value (GAAP)$ 30.72 $ 34.91 $ 37.39 $ 37.45 Tangible Book Value (non-GAAP)$ 17.83 $ 18.21 $ 20.20 $ 20.16 44

Investor Inquiries C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer 45